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                                UAM Funds
                                Funds for the Informed Investor[sm]

Supplement dated January 30, 2001 to the
Sterling Partners' Portfolios' Prospectus dated
February 28, 2000, as supplemented


                    Important Portfolio Closing Information

On January 29, 2001, Sterling Partners' Equity Portfolio (the "Equity Portfolio" or the "Portfolio") was closed to all further investment.

On December 14, 2000, the Board of Directors of the Equity Portfolio approved a Plan of Dissolution and Liquidation (the "Plan"). The Directors called a Special Meeting of Shareholders to be held on January 26, 2001 to seek shareholder approval of the Plan. At the shareholder meeting there were 5,284,833 shares entitled to vote at the meeting, but proxies for only 4,367 shares were present. Therefore, the Portfolio did not receive a majority of the shares that were necessary to conduct a meeting and approve the proposal to liquidate the Portfolio. In view of the Board's decision that it is in the best interest of shareholders to liquidate the Equity Portfolio, the Portfolio has been closed to all further investment.

Effective January 1, 2001, Sterling Capital Management Corporation, the Equity Portfolio's investment adviser (the "Adviser"), ceased to limit the expenses of the Portfolio. In the absence of such fee waiver, the Equity Portfolio may not be profitable for shareholders.

As permitted by the Equity Portfolio's prospectus, the Adviser has taken a very defensive posture with the Portfolio's assets. The Adviser believes it is increasingly clear that economics are deteriorating rather quickly. Specifically, corporate earnings are declining at a rapid pace, making equity valuations highly susceptible to significant contractions. Although the Adviser believes that the Federal Reserve will eventually act to stimulate the U.S. economy, it believes that the interim outlook in the stock market is negative. Therefore, the Adviser has liquidated the Portfolio to U.S. treasury notes to prevent further erosion of the Portfolio's return. The Adviser remains cautious about reinvesting the Portfolio in equity securities because of the potential for further loss of shareholder assets.

      THE PORTFOLIO URGES YOU TO REEVALUATE YOUR INVESTMENT OBJECTIVES AND DECIDE WHETHER OR NOT THE EQUITY PORTFOLIO CONTINUES TO BE A SUITABLE
                           INVESTMENT CHOICE FOR YOU.

      OTHER INFORMATION REGARDING STERLING CAPITAL MANAGEMENT CORPORATION

As of January 19, 2001, Sterling Capital Management Corporation, the investment adviser to the Sterling Partners' Balanced, Equity and Small Cap Portfolios, is no longer an affiliate of United Asset Management Corporation (UAM). Under the section of the Portfolios' Prospectus titled "Investment Management-Investment Adviser," all reference to United Asset Management Corporation and Old Mutual plc should be deleted.


                                                                          UAM[R]